UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2025

CIPHER MINING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39625	85-1614529
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue

Floor 54

New York, New York 10017

(Address of principal executive offices) (Zip Code)

(332) 262-2300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CIFR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	CIFRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Additional Senior Secured Notes Offering

General

On November 24, 2025, Cipher Compute LLC (“Cipher Compute” or the “Issuer”), a wholly-owned indirect subsidiary of Cipher Mining Inc. (“Cipher” or the “Company”), completed its previously announced private offering of $333,000,000 aggregate principal amount of additional 7.125% Senior Secured Notes due 2030 (the “New Notes”). The New Notes were sold under a purchase agreement, dated as of November 20, 2025, by and among Cipher Compute, Cipher Barber Lake LLC (the “Subsidiary Guarantor”), a wholly-owned subsidiary of Cipher Compute, and Morgan Stanley & Co. LLC, as the sole initial purchaser, for resale to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act (the “Offering”). The New Notes are part of the same series as the $1,400,000,000 aggregate principal amount of 7.125% senior secured notes due 2030 (the “Initial Notes” and together with the New Notes, the “Notes”) issued by the Issuer pursuant to the indenture, dated as of November 13, 2025 (the “Existing Indenture”), by and among the Issuer, Cipher Songbird LLC (“Cipher Songbird”), the Subsidiary Guarantor and Wilmington Trust, National Association, as trustee and collateral agent (“Trustee”). The New Notes have identical terms and conditions (other than the original issue date and issue price) as the Initial Notes.

Cipher Compute intends to use the net proceeds from the Offering to finance a portion of the construction costs associated with additional facilities within its Barber Lake Facility, a high-performance computing data center near Colorado City, Texas.

The New Notes were issued at a price equal to 100.250% of their principal amount, plus pre-issuance accrued interest from and including November 13, 2025, pursuant to a supplemental indenture to the Existing Indenture, dated as of November 24, 2025 (the “Supplemental Indenture” and together with the Existing Indenture, the “Indenture”), by and among the Issuer, the Subsidiary Guarantor, Cipher Songbird and the Trustee. The Supplemental Indenture also amends certain provisions of the Existing Indenture in connection with the issuance of the New Notes, including debt service reserve requirements and the amount of scheduled amortization payments.

Maturity and Interest Payments

The Notes are senior secured obligations of Cipher Compute and bear interest at a rate of 7.125% per year payable semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2026. The Notes will mature on November 15, 2030, unless earlier redeemed or repurchased in accordance with their terms.

Amortization of Principal

The principal amount of the Notes will amortize on a semi-annual basis on May 15 and November 15 of each year in amounts based on schedules in the Indenture. No amortization will be payable prior to the completion of the Barber Lake Facility. Required amortization shall be subject to adjustment in case of partial redemption or repurchase.

Redemption

On or after November 15, 2027, the Issuer may redeem the Notes at its option, in whole at any time or in part from time to time, at the redemption prices set forth in the Indenture.

Prior to November 15, 2027, the Issuer may redeem the Notes at its option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any. In addition, prior to November 15, 2027, the Issuer may redeem up to 40% of the aggregate principal amount of the Notes in an amount not to exceed the amount of the proceeds of certain equity offerings, at the redemption price set forth in the Indenture, plus accrued and unpaid interest.

Certain Covenants

The Indenture limits the ability of the Issuer and the Sudsidiary Guarantor to, among other things: (i) incur or guarantee certain additional indebtedness; (ii) pay dividends or distributions on, or redeem or repurchase, capital stock and make other restricted payments; (iii) make certain investments; (iv) create or incur liens; (v) consummate certain asset sales; (vi) enter into sale and leaseback transactions; (vii) hold assets or conduct operations unrelated to the operation of the Barber Lake Facility; (viii) engage in certain transactions with its affiliates; and (ix) merge, consolidate or transfer or sell all or substantially all of its assets.

These covenants are subject to a number of important qualifications and exceptions. Additionally, upon the occurrence of specified change of control events, Cipher Compute must offer to repurchase the Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the purchase date. In addition, on or prior to May 15 and November 15 of each year, the Issuer may be required to make an offer to all holders of Notes to purchase Notes in an aggregate principal amount equal to 50% of Excess Cash Flows (as such term is defined in the Indenture) at a price in cash equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the purchase date. The Indenture also provides for customary events of default.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture (and the form of note included therein), copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3 hereto and are hereby incorporated herein by reference.

Completion Guarantee

Pursuant to an amended and restated completion guarantee dated as of November 20, 2024 (the “A&R Completion Guarantee”), which amends that certain guarantee entered into in connection with the issuance of the Initial Notes, Cipher has agreed to fund the Issuer as necessary to ensure the timely completion of the Barber Lake Facility (including the additional facilities) in the event that the proceeds of the Notes and other available funds are insufficient to do so.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Current Report on Form 8-K that are not statements of historical fact, such as statements regarding the anticipated use of any proceeds from the offering, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. Potential investors, stockholders and other readers are cautioned to carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on February 25, 2025, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 filed with the SEC on August 7, 2025, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the SEC on November 3, 2025, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Supplemental Indenture, dated as of November 24, 2025, among Cipher Compute LLC, Cipher Barber Lake LLC, Cipher Songbird LLC, and Wilmington Trust, National Association, as trustee, relating to the 7.125% senior secured notes.
4.2	Indenture, dated as of November 13, 2025, among Cipher Compute LLC, Cipher Barber Lake LLC, Cipher Songbird LLC, and Wilmington Trust, National Association, as trustee, relating to the 7.125% senior secured notes
4.3	Form of Note representing the 7.125% Senior Secured Notes due 2030 (included as Exhibit A to Exhibit 4.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2025	CIPHER MINING INC.

	By:	/s/ Tyler Page
	Name:	Tyler Page
	Title:	Chief Executive Officer